UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 15, 2022

NOV INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12317	76-0475815
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7909 Parkwood Circle Dr. Houston, Texas	77036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code 713-341-4802

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NOV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 15, 2022, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of NOV Inc. (the “Company”) approved certain grants of restricted stock units (“RSUs”) to certain employees of the Company, including the Company’s named executive officers, pursuant to and subject to the terms of the National Oilwell Varco, Inc. 2018 Long-Term Incentive Plan (the “2018 Plan”) and a new form of Restricted Stock Unit Agreement (the “RSU Agreement”) to be entered into by each named executive officer and the Company. In connection therewith the named executive officers received the RSU awards as follows:

Name and Title	RSUs
Clay C. Williams, President, Chairman and Chief Executive Officer	127,764
Jose A. Bayardo, Senior Vice President and Chief Financial Officer	40,347
Isaac H. Joseph, President, Wellbore Technologies	26,898
Joseph W. Rovig, President, Rig Technologies	26,898
Kirk M. Shelton, President, Completion and Production Solutions	26,898

The RSUs vest in three equal annual installments beginning February 15, 2023, subject to such individual’s continued employment by the Company. Each RSU represents the right to receive one share of common stock, $0.01 par value per share, of the Company upon the vesting of the RSU, subject to the terms and conditions set forth in the 2018 Plan and the RSU Agreement.

The foregoing terms and conditions of the RSUs are not complete and are qualified in their entirety by reference to the full text of the form of RSU Agreement, which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On February 15, 2022, the Compensation Committee also approved new forms of the Performance Award Agreement to be used for performance stock awards granted under the 2018 Plan and the Nonqualified Stock Option Agreement to be used for stock option awards under the 2018 Plan, in order to, among other things, update administrative terms, adopt consistent provisions among equity agreements, and aid in the administration of the 2018 Plan.

The form of Performance Award Agreement and the Nonqualified Stock Option Agreement have been included herewith as Exhibits 10.2 and 10.3, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following exhibit is provided as part of the information furnished under Item 2.02 of this Current Report on Form 8-K:

10.1	Form of Restricted Stock Unit Agreement under the 2018 Plan

10.2	Form of Performance Award Agreement under the 2018 Plan

10.3	Form of Nonqualified Option Award Agreement under the 2018 Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2022	NOV INC.

/s/ Brigitte M. Hunt
Brigitte M. Hunt
Vice President